EXHIBIT 10.4
PROS HOLDINGS, INC.
EXCHANGE AGREEMENT

[ ], 2019
[        ] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (the “Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Outstanding Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with PROS Holdings, Inc., a Delaware corporation (the “Company”), as of the date first written above whereby the Holders will exchange the Exchanged Notes (as defined below) for a combination of shares of the common stock, par value $0.001, of the Company (“Exchange Shares”) and cash (“Exchange Cash” and, together with Exchange Shares, the “Exchange Consideration”), as set forth on Exhibit A hereto.
On and subject to the terms hereof, the parties hereto agree as follows:
Article I
Exchange
Section 1.1 Exchange. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to deliver to the Company the aggregate principal amount of the Company’s outstanding 2.00% Convertible Senior Notes due 2019 (such principal amount of notes, the “Outstanding Notes”) specified for such Holder on Exhibit A under the heading “Exchanged Notes” in exchange for, and the Company hereby agrees to issue to such Holder, the Exchange Consideration specified for such Holder on Exhibit A under the heading “Exchange Consideration”, plus an amount in cash equal to the accrued and unpaid interest in respect of such Holder’s Exchanged Notes from, and including, the most recent date on which interest thereon was paid, to the date of Closing, as set forth on Exhibit A (“Accrued Interest”). The Outstanding Notes delivered to the Company pursuant to the terms of this Agreement in exchange for the Exchange Consideration are referred to herein as the “Exchanged Notes.” The transactions contemplated by this Agreement, including the issuance, delivery and acceptance of the Exchange Consideration and the exchange and sale of the Exchanged Notes are collectively referred to herein as the “Transactions.”
Section 1.2 Closing. Subject to the satisfaction (or waiver by the applicable parties) of the conditions set forth in Section 4.1 below, the closing of the Transactions (the “Closing”) will take place at the offices of DLA Piper LLP (US), counsel to the Company, on [__________], 2019 or on such other date and at such other place as the parties may agree in writing.
At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes, free and clear of any Liens (no later than 12:00 noon on the day of Closing), and (b) (i) the Company shall deliver or cause to be delivered to each Holder the Exchange Cash and the Accrued Interest as specified on, and pursuant to the wire instructions provided by each Holder on, Exhibit B hereto, and (ii) the Company shall deliver to each Holder the number of Exchange Shares specified for such Holder on Exhibit A hereto as specified on, and pursuant to the delivery instructions provided by each Holder on, Exhibit B hereto; provided, that the parties acknowledge that the delivery of the Exchange Shares may be delayed due to procedures and mechanics within the system of The Depository Trust Company or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Exchange Shares on such exchange) or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as the Company is using its reasonable best efforts to effect the issuance of the Exchange Shares.

For the avoidance of doubt, in the event of any delay in the Closing pursuant to the prior sentence the Holders shall not be required to deliver the Exchanged Notes until the Closing occurs. The Company may at any time (whether before, simultaneously with or after the Closing) deliver Exchange Consideration to one or more other holders of Outstanding Notes or to other investors (any such issuances pursuant to agreements dated as of the date hereof, the “Aggregated Transactions”). The delivery and cancellation of the Exchanged Notes shall be effected through one-sided Deposit/Withdrawal at Custodian (DWAC) withdrawal instructions arranged by, and entered on behalf of, the Holders to The Depository Trust Company (DTC).
Article II
Covenants, Representations and Warranties of the Holders
Each Holder (and, where specified below, the Undersigned) hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and Goldman Sachs LLP (the “Exchange Agent”), and all such covenants, representations and warranties shall survive the Closing.
Section 2.1 Power and Authorization. Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Outstanding Notes and (iii) the number of Exchange Shares to be issued to such Holder and the amount of Exchange Cash to be delivered to such Holder in respect of its Exchanged Notes.
Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned or the applicable Holder’s organizational documents (or any similar documents governing each Account), (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Holders of this Agreement and the consummation of the Transactions.
Section 2.3 Title to the Exchanged Notes. (a) Each Holder is the sole legal and beneficial owner of the Exchanged Notes (including any Accrued Interest) set forth opposite its name on Exhibit A hereto; (b) each Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) no Holder has, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in or to its Exchanged Notes or (ii) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (d) upon each Holder’s delivery of its Exchanged Notes to the Company pursuant to the Transactions, such Exchanged Notes shall be free and clear of all Liens. Such Notes are unrestricted and freely tradeable (including pursuant to Rule 144 under the Securities Act of 1933) and are free and clear of any restrictions on transfer.
Section 2.4 Qualified Institutional Buyer. Each Holder is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each Holder is acquiring the Exchange Shares solely for its own respective account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Exchange Shares in a manner that would violate the registration requirements of the Securities Act.
Section 2.5 Full Satisfaction of Obligations under the Notes. Each Holder acknowledges that upon issuance of the Exchange Consideration, the obligations of the Company to the Holder under the Exchanged Notes have been satisfied in full.
Section 2.6 No Affiliates. No Holder is, or has been at any time during the consecutive three-month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To each Holder’s knowledge, such Holder did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company.
Section 2.7 No Illegal Transactions. Each of the Undersigned and each Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Transactions nor engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company, the Exchange Agent or any other person regarding the Aggregated Transactions, this Agreement or an investment in the Exchange Shares or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it shall disclose to a third party any information regarding the Transactions or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the Aggregated Transactions are publicly disclosed by the Company. “Short Sales” include all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.7, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and such Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries, desks, groups or Affiliates of the Undersigned or the applicable Holder that are effectively walled off by appropriate “Fire Wall” information barriers approved by the Undersigned’s or such Holder’s respective legal or compliance department (and thus such walled off parties have not been privy to any information concerning the Aggregated Transactions), and (b) the foregoing representations and covenants of this Section 2.7 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Aggregated Transactions provided by, the Undersigned or the applicable Holder.
Section 2.8 Adequate Information; No Reliance. The Undersigned is a registered investment adviser with the Securities and Exchange Commission (the “SEC”) acting on behalf of one or more Holders who are its investment advisory clients. The Undersigned acknowledges and agrees on behalf of itself and each Holder that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (“SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Undersigned has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects and the terms and conditions of the Transactions, (c) the Undersigned and each Holder has had the opportunity to consult with their respective accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) each Holder has evaluated the tax and other consequences of the Transactions and ownership of the Exchange Shares with its tax, accounting or legal advisors, including the consequences to such Holder of the issuance of the Exchange Shares with significant original issue discount for U.S. Federal income tax purposes, (e) neither the Company nor the Exchange Agent is acting as a fiduciary or financial or investment advisor to the Undersigned or any Holder, (f) neither the Undersigned nor any Holder is relying, and none of them has relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its Affiliates or representatives including, without limitation, the Exchange Agent, except for (i) the publicly available filings and submissions made by the Company with the SEC under the

Exchange Act and (ii) the representations and warranties made by the Company in this Agreement and (g) none of the Exchange Agent, any of its affiliates or any of its control persons, officers, directors or employees shall be liable to the Holders in connection with the Transactions. Each of the Undersigned and each Holder is able to fend for itself in the Transactions; has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Exchange Shares; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that investment in the Exchange Shares involves a high degree of risk.
Section 2.9 Taxpayer Information. The Undersigned agrees that it shall obtain from each Holder and deliver to the Company a complete and accurate IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate.
Section 2.10 Further Action. The Holder agrees that it shall, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the Transactions.
Article III
Covenants, Representations and Warranties of the Company
The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders and the Exchange Agent, and all such covenants, representations and warranties shall survive the Closing.
Section 3.1 Power and Authorization. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Transactions. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the Transactions, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole.
Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (a) the charter, bylaws or other organizational documents of the Company, (b) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries, taken as a whole, or affect the Company’s ability to consummate the Transactions in any material respect. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions.
Section 3.3 Validity of the Exchange Shares. When delivered to the applicable Holder pursuant to the Transactions against delivery of the Exchanged Notes therefor in accordance with the terms of this Agreement, the Exchange Shares will (i) be validly issued, fully paid and non assessable, (ii) be free and clear of any Liens, including, claims or rights under any voting trust agreements, shareholder agreements or other agreements, and (iii) will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the accuracy of the Undersigned’s and each Holder’s representations and warranties hereunder, the Exchange Shares (a) will be issued in the Transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and (b) will be issued in compliance with all applicable state and federal laws.
Section 3.4 Listing Approval. At the Closing, the Exchange Shares shall be approved for listing on the NYSE.
Section 3.6 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Aggregated Transactions (to the extent not previously publicly disclosed). Without the prior written consent of the Undersigned, the Company shall not disclose the name of the Undersigned or any Holder in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel.
Section 3.7 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Transactions.
Article IV
Closing Conditions & Notification
Section 4.1 Conditions to Obligations of the Undersigned, each Holder and the Company. The obligations of the Undersigned to cause each Holder to deliver the Exchanged Notes and of the Company to deliver the Exchange Consideration are subject to: (a) the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Holders and the Company contained in Articles II and III, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing and, unless notice is given pursuant to Section 4.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date; (b) prior to or contemporaneously with the Closing, the Company shall have completed the closing of that certain issuance of [___]% convertible notes due [2024] pursuant to an indenture to be entered into on the Closing Date (the “Indenture”) by and among the Company and Wilmington Trust, National Association.
Section 4.2 Notification. The Undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect. The Company hereby covenants and agrees to notify the Undersigned upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect.
Article V
Miscellaneous
Section 5.1 Notice. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) with return receipt requested or sent by reputable overnight courier service (charges prepaid). Notices will be deemed to have been given hereunder when delivered personally, three business days after deposit in the U.S. mail postage prepaid with return receipt requested and one business day after deposit postage prepaid with a reputable overnight courier service for delivery on the next business day. The addresses for any such notices shall be, unless changed by the applicable Party via notice to the other Parties in accordance herewith:
If to the Company:
PROS Holdings, Inc.
3100 Main Street, Suite 900
Houston, TX 77002

Attention: General Counsel
With a copy to (which shall not constitute notice):
DLA Piper LLP (US)
550 South Hope Street, Suite 2400,
Los Angeles, CA 92121
Attention: Ann Lawrence
If to the Holders, to the address on the signature page to this Agreement.
Section 5.2 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
Section 5.3 Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder or, in the case of the Holders, any of the Exchanged Notes held by such Holders, without the prior written consent of the Company (in the case of assignment by a Holder) or the applicable Holders (in the case of assignment by the Company); provided, however, that the Holders may assign their rights and obligations hereunder and their Exchanged Notes to any other person without the prior written consent of any other party, so long such other person executes a joinder to this Agreement by which such other person agrees to be bound by the obligations of such transferring person under this Agreement.
Section 5.4 Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the Transactions contemplated by and in this Agreement. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transactions contemplated hereby, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary, proper or advisable to consummate the Transactions contemplated hereby.
Section 5.5 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any non-compliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such non-compliance or breach.
Section 5.6 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.
Section 5.7 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company and the Undersigned irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of the transactions contemplated by this Agreement.
Section 5.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
Section 5.8 Third Party Beneficiaries. Nothing herein shall grant to or create in any person not a party hereto (other than the Exchange Agent), or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

PROS HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[LEGAL NAME OF SIGNATOR]:

(in its capacities described in the first paragraph hereof)
By:
Name:
Title: